EXHIBIT 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, E. Leon Daniel, Chief Executive Officer, of Ivanhoe Energy Inc. (the “Company”), hereby certify that:

(a)	the Company’s periodic report on Form 10-Q for the quarterly period ended March 31, 2004 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

Chief Executive Officer

By:	/s/ E. Leon Daniel E. Leon Daniel

May 07, 2004